Exhibit 10.1

EXECUTION COPY

PENN VIRGINIA OPERATING CO., LLC

AND

PENN VIRGINIA RESOURCE PARTNERS, L.P.

THIRD AMENDMENT

Dated as of September 19, 2007

to

NOTE PURCHASE AGREEMENT

Dated as of March 27, 2003

and

PARENT GUARANTY

Dated as of March 27, 2003

Re:	$90,000,000 6.02% (originally 5.77%) Senior Notes

Due March 27, 2013

Penn Virginia	Third Amendment

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENTS AND PARENT GUARANTY

THIS THIRD AMENDMENT dated as of September 19, 2007 (this “Third Amendment”) to (i) the Note Purchase Agreements (as hereinafter defined) and (ii) the Parent Guaranty (as hereinafter defined) is among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Company”), PENN VIRGINIA RESOURCE PARTNERS, L.P., a Delaware limited partnership (the “Parent Company”), and each of the institutions which is a signatory to this Third Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company, the Parent Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of March 27, 2003, as amended by the First Amendment dated as of March 3, 2005 and the Second Amendment dated as of December 8, 2006 (collectively, as amended, the “Note Purchase Agreements”). The Company has heretofore issued $90,000,000 aggregate principal amount of its 6.02% (originally 5.77%) Senior Notes due March 27, 2013 (the “Notes”) pursuant to the Note Purchase Agreements. The Noteholders are the holders of more than 51% of the outstanding principal amount of the Notes.

B. The Parent Company guaranteed for the benefit of the Noteholders the payment and performance of the Notes by the Company pursuant to that certain Parent Guaranty dated as of March 27, 2003 (the “Parent Guaranty”).

C. The Company and the Parent Company desire to acquire certain timber and other assets from MeadWestvaco Corporation and to engage in the business of managing and harvesting timberland and in connection therewith would require certain amendments to the Note Purchase Agreements and Parent Guaranty.

D. The Company, the Parent Company and the Noteholders now desire to amend the Note Purchase Agreements and the Parent Guaranty in the respects, but only in the respects, hereinafter set forth.

E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

F. All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Parent Company and the Noteholders do hereby agree as follows:

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SECTION 1.	AMENDMENTS.

Section 1.1. Section 9.6 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

Section 9.6. Nature of Business Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement; provided that, notwithstanding the foregoing, the Company may engage in the United States in the businesses of coal and Hydrocarbon land management, including coal leasing and the collection of coal and Hydrocarbon royalties and coal infrastructure activities such as, but not limited to, coal loading and coal handling, managing and harvesting timberland and the midstream business, including the transportation of crude oil and liquid and gaseous Hydrocarbons.

Section 1.2. The following shall be added as a new Section 10.8 of the Note Purchase Agreements:

Section 10.8. Limitations on Timberland. The Parent Company will not at any time permit the aggregate net income contributed to Consolidated EBITDA from business relating to the managing or harvesting of timberland to exceed 25% of Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period.

Section 1.3. Section 6.6 of the Parent Guaranty shall be and is hereby amended in its entirety to read as follows:

Section 6.6. Nature of Business. Neither the Guarantor nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Guarantor and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Guarantor and its Subsidiaries on the date of this Agreement; provided that, notwithstanding the foregoing, the Company may engage in the United States in the businesses of coal and Hydrocarbon land management, including coal leasing and the collection of coal and Hydrocarbon royalties and coal infrastructure activities such as, but not limited to, coal loading and coal handling, managing and harvesting timberland and the midstream business, including the transportation of crude

Penn Virginia	Third Amendment

oil and liquid and gaseous Hydrocarbons. The Guarantor may not engage in any business and may not have any assets or liabilities other than those resulting from its ownership of the Company.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company and the Parent Company, jointly and severally, represent and warrant to the Noteholders that:

(a) this Third Amendment has been duly authorized, executed and delivered by the Company and the Parent Company and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Parent Company enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreements and the Parent Guaranty, as amended by this Third Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company and the Parent Company, enforceable against them in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company and the Parent Company of this Third Amendment (i) has been duly authorized by all requisite legal action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its operating agreement in the case of the Company and its limited partnership agreement in the case of the Parent Company, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon either of them or (3) any provision of any material indenture, agreement or other instrument to which the Company or the Parent Company is a party or by which their properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing, nor after giving effect to the transactions contemplated by this Third Amendment would a Default or Event of Default exist; and

Penn Virginia	Third Amendment

(e) all the representations and warranties contained in the Closing Certificate substantially in the form of Schedule A to the First Amendment to Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company or the Parent Company, as the case may be, on and as of the date hereof.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

Section 3.1. This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this Third Amendment, duly executed by the Company, the Parent Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b) the Noteholders shall have received a true, correct and complete copy of the Fourth Amendment to Amended and Restated Credit Agreement by and among the Company, the Guarantors party thereto, the financial institutions party thereto, the Bank Agent, PNC Capital Markets, Inc. and RBC Capital Markets, as joint lead arrangers, and RBC Capital Markets, as syndication agent (the “Bank Credit Agreement”);

(c) the Noteholders shall have received (i) a copy of the resolutions of the Board of Directors of the Parent Company GP authorizing the execution, delivery and performance by the Company and the Parent Company of this Third Amendment, certified by its Secretary or an Assistant Secretary and (ii) a copy of the resolutions of the Board of Directors of the Parent Company GP authorizing execution, delivery and performance by the Company of the Bank Credit Agreement;

(d) the representations and warranties of the Company and the Parent Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof; and

(e) the Company shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

Upon receipt of all of the foregoing, this Third Amendment shall become effective.

SECTION 4.	CONFIRMATION.

Section 4.1. The Parent Company hereby absolutely and unconditionally confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Parent Guaranty dated as of March 27, 2003.

Section 4.2. Each of the Subsidiary Guarantors hereby absolutely and unconditionally confirms its continued Guaranty of the obligations of the Company under the Note Purchase

Penn Virginia	Third Amendment

Agreements, as amended hereby, pursuant to the terms of the Guaranty Agreement dated as of March 27, 2003.

SECTION 5.	MISCELLANEOUS.

Section 5.1. This Third Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements and the Parent Guaranty, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements, the Notes and the Parent Guaranty are hereby ratified and shall be and remain in full force and effect.

Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreements and the Parent Guaranty without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

Section 5.3. The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 5.4. This Third Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Penn Virginia	Third Amendment

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its General Partner

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

Penn Virginia	Third Amendment

Accepted and Agreed to:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Robert W. Eccles
Name:	Robert W. Eccles
Title:	Senior Managing Director

Penn Virginia	Third Amendment

Accepted and Agreed to:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Name:
Title:	Vice President

PRUDENTIAL RETIREMENT CEDED BUSINESS TRUST

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Name:
Title:	Vice President

Penn Virginia	Third Amendment

Accepted and Agreed to:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Kathleen A. Haberkern
Name:	Kathleen A. Haberkern
Title:	Director

Penn Virginia	Third Amendment

Accepted and Agreed to:

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Kathleen A. Haberkern
Name:	Kathleen A. Haberkern
Title:	Corporate Vice President

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Accepted and Agreed to:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Director

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Accepted and Agreed to:

By:	SUN LIFE FINANCIAL (HONG KONG) LIMITED

By:	Sun Capital Advisers, Inc., its investment advisor

By:
Name:
Title:

By:
Name:
Title:

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Accepted and Agreed to:

SUN LIFE ASSURANCE COMPANY OF CANADA

By:
Name:
Title:

By:
Name:
Title:

Penn Virginia	Third Amendment

Accepted and Agreed to:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), successor by merger to Keyport Life Insurance Company

By:
Name:
Title:

By:
Name:
Title:

Penn Virginia	Third Amendment

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Howard Stern
Name:	Howard Stern
Its Authorized Representative

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Accepted and Agreed to:

CALHOUN & CO., as nominee for Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002

By:	/s/ Annette Lawson
Name:	Annette Lawson
Title:	Attorney-In-Fact and Agent

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Accepted and Agreed to:

AVIVA LIFE INSURANCE COMPANY, a Delaware corporation

By:	Aviva Capital Management, LLC, its authorized attorney in fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	VP–Private Placements

Penn Virginia	Third Amendment

Accepted and Agreed to:

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Christopher J. Henderson
Name:	Christopher J. Henderson
Title:	Vice President and Associate General Counsel

Penn Virginia	Third Amendment

Each of the undersigned hereby confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of the Guaranty Agreement dated as of March 27, 2003, on this 19th day of September, 2007.

LOADOUT LLC, a Delaware limited liability company

WISE LLC, a Delaware limited liability company

K RAIL LLC, a Delaware limited liability company

SUNCREST RESOURCES LLC, a Delaware limited liability company

FIELDCREST RESOURCES LLC, a Delaware limited liability company

PVR GAS RESOURCES, LLC (f/k/a Cantera Gas Resources, LLC), a Delaware limited liability company

PVR GAS PROCESSING LLC (f/k/a Cantera Gas Processing, LLC), an Oklahoma limited liability company

PVR NATURAL GAS GATHERING LLC (f/k/a Cantera Natural Gas Gathering, LLC), an Oklahoma limited liability company

PVR CHEROKEE GAS PROCESSING LLC (f/k/a Cantera Cherokee Gas Processing, LLC), an Oklahoma limited liability company

PVR OKLAHOMA NATURAL GAS GATHERING LLC (f/k/a Cantera Oklahoma Natural Gas Gathering, LLC), an Oklahoma limited liability company

PVR HYDROCARBONS LLC (f/k/a Cantera Hydrocarbons, LLC), an Oklahoma limited liability company

PVR LAVERNE GAS PROCESSING LLC (f/k/a Cantera Laverne Gas Processing, LLC), an Oklahoma limited liability company

CONNECT ENERGY SERVICES, LLC, a Delaware limited liability company

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PVR GAS PIPELINE, LLC (f/k/a Cantera Gas Company), a Delaware limited liability company

PVR HAMLIN I, LLC (f/k/a Cantera Hamlin I, LLC), a Delaware limited liability company

PVR HAMLIN II, LLC (f/k/a Cantera Hamlin II, LLC), a Delaware limited liability company

PVR HAMLIN, L.P. (f/k/a Cantera Hamlin, LP), a Delaware limited partnership

PVR MIDSTREAM LLC, a Delaware limited liability company

TONEY FORK LLC, a Delaware limited liability company

CONNECT GAS PIPELINE LLC, a Delaware limited liability company

CONNECT GAS GATHERING, LLC, a Delaware limited liability company

CONNECT NGL PIPELINE, LLC, a Delaware limited liability company

PVR EAST TEXAS GAS PROCESSING, LLC, a Delaware limited liability company

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President